Exhibit 99.2

EASTERLY

Supplemental Information Package

Third Quarter 2026

easterlyreit.com

UNITED STATES COURTHOUSE

Disclaimers

Forward-Looking Statements

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues, including credit risk and risk that the U.S. Government reduces its spending on real estate or that it changes its preference away from leased properties, including as a result of or in connection with any shutdown of the U.S. Government; risks associated with ownership and development of real estate; the risk of decreased rental rates or increased vacancy rates; the loss of key personnel; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or yield anticipated results; risks associated with our joint venture activities; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness, including failure to refinance current or future indebtedness on favorable terms, or at all, failure to meet the restrictive covenants and requirements in our existing and new debt agreements, fluctuations in interest rates and increased costs to refinance or issue new debt; risks associated with derivatives or hedging activity; risks associated with mortgage debt or unsecured financing or the unavailability thereof, which could make it difficult to finance or refinance properties and could subject us to foreclosure; adverse impacts from any future pandemic, epidemic or outbreak of any highly infectious disease on the U.S., regional and global economies and the financial condition and results of operations of the Company; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission, or the SEC, on February 23, 2026 and included under the heading “Risk Factors” in our other public filings. In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2026 that will be released in our Form 10-Q to be filed with the SEC on or about October 26, 2026.

Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent quarterly report on Form 10-Q and the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time. We present certain financial information and metrics “at Easterly’s Share,” which is calculated on an entity-by-entity basis. “At Easterly’s Share” information, which we also refer to as being “at share,” “pro rata,” “our pro rata share” or “our share” is not, and is not intended to be, a presentation in accordance with GAAP.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight-line rent adjustments for the last month in such period and the annualized net expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current Nareit definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items, nonrecurring expenditures and the unconsolidated real estate venture’s allocated share of these adjustments. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

Cash fixed charge coverage ratio is calculated as EBITDA divided by the sum of principal amortization and interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Cash interest coverage ratio is calculated as EBITDA divided by interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Core Funds from Operations (Core FFO) adjusts FFO to present an alternative measure of the Company's operating performance, which, when applicable, excludes items which it believes are not representative of ongoing operating results, such as liability management related costs (including losses on extinguishment of debt and modification costs), catastrophic event charges, depreciation of non-real estate assets, provision for (recovery of) credit losses, and the unconsolidated real estate venture's allocated share of these adjustments. In future periods, the Company may also exclude other items from Core FFO that it believes may help investors compare its results. The Company believes Core FFO more accurately reflects the ongoing operational and financial performance of the Company's core business.

EBITDA is calculated as the sum of net income (loss) before interest expense, taxes, depreciation and amortization, (gain) loss on the sale of operating properties, impairment loss, and the unconsolidated real estate venture’s allocated share of these adjustments. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP, is not indicative of operating income or cash provided by operating activities as determined under GAAP and may be presented on a pro forma basis. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP.

Funds From Operations (FFO) is defined, in accordance with the Nareit FFO White Paper - 2018 Restatement, as net income (loss), calculated in accordance with GAAP, excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from

Supplemental Definitions

change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO includes the Company’s share of FFO generated by unconsolidated affiliates. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Net Debt and Adjusted Net Debt Net Debt represents the Company's consolidated debt and its share of unconsolidated debt adjusted to exclude its share of unamortized premiums and discounts and deferred financing fees, less its share of cash and cash equivalents and property acquisition closing escrow, net of deposit. By excluding these items, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted Net Debt is Net Debt reduced by 1) for each project under construction or in design, the lesser of i) outstanding lump-sum reimbursement amounts and ii) the cost to date, 2) 40% times the amount by which the cost to date exceeds total lump-sum reimbursement amounts for each project under construction or in design and 3) outstanding lump-sum reimbursement amounts for projects previously completed. These adjustments are made to 1) remove the estimated portion of each project under construction, in design or previously completed that has been financed with debt which may be repaid with outstanding cost reimbursement payments from the US Government and 2) remove the estimated portion of each project under construction or in design, in excess of total lump-sum reimbursements, that has been financed with debt but has not yet produced earnings. See page 28 for further information. The Company’s method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and may be presented on a pro forma basis. Accordingly, the Company's method may not be comparable to such other REITs.

Net Operating Income (NOI) and Cash NOI NOI is calculated as net income adjusted to exclude depreciation and amortization, acquisition costs, corporate general and administrative costs, provision for (recovery of) credit losses, interest expense, gains or losses from sales of property, impairment loss, and the unconsolidated real estate venture’s allocated share of these adjustments. Cash NOI excludes from NOI straight-line rent, amortization of above-/below-market leases, amortization of deferred revenue (which results from landlord assets funded by tenants), and the unconsolidated real estate venture’s allocated share of these adjustments. NOI and Cash NOI presented by the Company may not be comparable to NOI and Cash NOI reported by other REITs that define NOI and Cash NOI differently. The Company believes that NOI and Cash NOI provide investors with useful measures of the operating performance of its properties. NOI and Cash NOI should not be considered an alternative to net income as an indication of the Company's performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2001 K Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Cole Bardawill
Suite 775 North		or 202-987-9395 to request an	Director of Investor Relations
Washington, DC 20006	Ticker	Investor Relations package
202-595-9500	DEA

Executive Team		Board of Directors
Darrell Crate, President & CEO	Mark Bauer, EVP Development	William Binnie, Chairman	Emil Henry Jr.
Michael Ibe, Vice-Chairman & EVP	Franklin Logan, EVP GC & Secretary	Darrell Crate	Michael Ibe
Allison Marino, EVP CFO	Christopher Wang, EVP Acquisitions	Cynthia Fisher	Tara Innes
Stuart Burns, EVP Government Relations	Brian Colantuoni, SVP CAO	Scott Freeman
Nick Nimerala, EVP Portfolio & Asset Management

Equity Research Coverage

Citigroup	BMO Capital Markets	RBC Capital Markets
Seth Bergey & Nick Joseph	John P. Kim	Michael Carroll
212-816-2066 & 212-816-1909	212-885-4115	440-715-2649

Jefferies	Truist Securities	Compass Point Research & Trading, LLC
Joe Dickstein	Michael R. Lewis	Merrill Ross
212-778-8771	212-319-5659	202-534-1392

Raymond James & Associates
RJ Milligan
727-567-2585

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Executive Summary (In thousands, except share and per share amounts)

Outstanding Classes of Stock and Partnership Units - Fully Diluted Basis	At September 30, 2026	Earnings	Three months ended September 30, 2026	Three months ended September 30, 2025
Common shares	47,250,107	Net income available to Easterly Government Properties, Inc.	$5,500	$1,213
Unvested restricted shares	71,510	Net income available to Easterly Government Properties, Inc.
Common partnership and vested LTIP units	1,600,841	per share:
Total - fully diluted basis	48,922,458	Basic	$0.11	$0.02
		Diluted	$0.11	$0.02

Market Capitalization	At September 30, 2026	Net income	$5,689	$1,247
Price of Common Shares	$23.20	Net income, per share - fully diluted basis	$0.12	$0.03
Total equity market capitalization - fully diluted basis	$1,135,001	Funds From Operations (FFO)	$38,480	$34,769
Net Debt	$1,676,738	FFO, per share - fully diluted basis	$0.79	$0.74
Total enterprise value	$2,811,739
		Core FFO	$38,045	$35,623
		Core FFO, per share - fully diluted basis	$0.78	$0.76
Ratios	At September 30, 2026
Net debt to total enterprise value	59.6%	Cash Available for Distribution (CAD)	$32,824	$29,300
Net debt to annualized quarterly EBITDA	7.1x
Adjusted Net Debt to annualized quarterly EBITDA	6.8x	Liquidity	At September 30, 2026
Cash interest coverage ratio	3.1x	Cash and cash equivalents		$5,859
Cash fixed charge coverage ratio	3.0x	Available under $400 million senior unsecured 2024 revolving credit facility(1)		$383,825

(1) 2024 revolving credit facility has an accordion feature that provides additional capacity, subject to syndication of the increase and the satisfaction of customary terms and conditions, of up to $300 million, for a total revolving credit facility size of not more than $700 million.

Balance Sheets (Unaudited, in thousands, except share amounts)

	September 30, 2026	December 31, 2025
Assets
Real estate properties, net	$2,752,624	$2,714,650
Cash and cash equivalents	2,935	23,374
Restricted cash	8,842	10,257
Tenant accounts receivable	72,107	51,493
Investment in unconsolidated real estate venture	294,059	304,721
Real estate loans receivable, net and investment in sales-type lease, net	10,440	34,286
Intangible assets, net	175,051	183,911
Interest rate swaps	3,549	-
Prepaid expenses and other assets	51,186	57,078
Total assets	$3,370,793	$3,379,770

Liabilities
Revolving credit facility	16,050	199,050
Term loan facilities, net	496,222	297,200
Notes payable, net	1,019,636	1,018,884
Mortgage notes payable, net	141,957	151,191
Intangible liabilities, net	12,117	11,959
Deferred revenue	225,999	219,201
Interest rate swaps	-	3,034
Accounts payable, accrued expenses and other liabilities	110,932	109,686
Total liabilities	$2,022,913	$2,010,205

Equity
Common stock, par value $0.01, 80,000,000 shares authorized, 47,321,617 and 46,303,469 shares issued and outstanding at September 30, 2026 and December 31, 2025, respectively	473	463
Additional paid-in capital	1,985,653	1,958,412
Retained earnings	154,772	144,857
Cumulative dividends	(839,086)	(776,022)
Accumulated other comprehensive income (loss)	1,963	(4,578)
Total stockholders' equity	$1,303,775	$1,323,132
Non-controlling interest in Operating Partnership	44,105	46,433
Total equity	$1,347,880	$1,369,565
Total liabilities and equity	$3,370,793	$3,379,770

Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Revenues
Rental income	$90,035	$82,210	$268,287	$238,123
Tenant reimbursements	988	1,700	2,137	4,621
Asset management income	693	623	2,036	1,867
Other income	1,895	1,618	5,113	4,449
Total revenues	$93,611	$86,151	$277,573	$249,060

Expenses
Property operating	22,875	20,715	63,418	57,724
Real estate taxes	9,015	8,814	26,619	25,257
Depreciation and amortization	30,964	28,946	96,343	84,277
Acquisition costs	360	293	1,562	962
Corporate general and administrative	7,198	5,808	24,646	18,830
Provision for (recovery of) credit losses	(752)	302	(869)	(475)
Total expenses	$69,660	$64,878	$211,719	$186,575

Other income (expense)
Income from unconsolidated real estate venture	1,778	1,556	5,036	5,218
Interest expense, net	(20,040)	(19,037)	(60,629)	(56,374)
Impairment loss	-	(2,545)	-	(2,545)
Net income	5,689	1,247	10,261	8,784

Non-controlling interest in Operating Partnership	(189)	(34)	(346)	(373)
Net income available to Easterly Government
Properties, Inc.	$5,500	$1,213	$9,915	$8,411

Net income available to Easterly Government
Properties, Inc. per share:
Basic	$0.11	$0.02	$0.20	$0.18
Diluted	$0.11	$0.02	$0.20	$0.18

Weighted-average common shares outstanding:
Basic	47,250,107	45,337,184	46,661,566	44,532,044
Diluted	47,554,336	45,485,375	46,902,574	44,650,747

Net income, per share - fully diluted basis	$0.12	$0.03	$0.21	$0.19

Weighted average common shares outstanding -
fully diluted basis	48,922,458	47,169,281	48,363,392	46,551,029

Net Operating Income (Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025

Net income	$5,689	$1,247	$10,261	$8,784
Depreciation and amortization	30,964	28,946	96,343	84,277
Acquisition costs	360	293	1,562	962
Corporate general and administrative	7,198	5,808	24,646	18,830
Provision for (recovery of) credit losses	(752)	302	(869)	(475)
Interest expense	20,040	19,037	60,629	56,374
Impairment loss	-	2,545	-	2,545
Unconsolidated real estate venture allocated share of above adjustments	2,154	2,365	6,935	7,086
Net Operating Income	$65,653	$60,543	$199,507	$178,383
Adjustments to Net Operating Income:
Straight-line rent and other non-cash adjustments	(1,449)	(317)	(4,970)	(332)
Amortization of above-/below-market leases	(432)	(421)	(1,302)	(1,427)
Amortization of deferred revenue	(3,860)	(1,892)	(11,386)	(5,517)
Unconsolidated real estate venture allocated share of above adjustments	174	26	222	74
Cash Net Operating Income	$60,086	$57,939	$182,071	$171,181

EBITDA (Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025

Net income	$5,689	$1,247	$10,261	$8,784
Depreciation and amortization	30,964	28,946	96,343	84,277
Interest expense	20,040	19,037	60,629	56,374
Tax expense	157	79	576	435
Impairment loss	-	2,545	-	2,545
Unconsolidated real estate venture allocated share of above adjustments	2,131	2,323	6,813	7,005
EBITDA	$58,981	$54,177	$174,622	$159,420

FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025

Net income	$5,689	$1,247	$10,261	$8,784
Depreciation of real estate assets	30,707	28,695	95,553	83,523
Impairment loss	-	2,545	-	2,545
Unconsolidated real estate venture allocated share of above adjustments	2,084	2,282	6,647	6,841
FFO	$38,480	$34,769	$112,461	$101,693
Adjustments to FFO:
Loss on extinguishment of debt and modification costs	42	241	93	1,141
Provision for (recovery of) credit losses	(752)	302	(869)	(475)
Natural disaster event expense, net of recovery	1	44	16	114
Depreciation of non-real estate assets	257	251	790	754
Unconsolidated real estate venture allocated share of above adjustments	17	16	50	49
Core FFO	$38,045	$35,623	$112,541	$103,276

FFO, per share - fully diluted basis	$0.79	$0.74	$2.33	$2.18
Core FFO, per share - fully diluted basis	$0.78	$0.76	$2.33	$2.22

Core FFO	38,045	35,623	112,541	103,276
Straight-line rent and other non-cash adjustments	(1,415)	(337)	(4,976)	(386)
Amortization of above-/below-market leases	(432)	(421)	(1,303)	(1,427)
Amortization of deferred revenue	(3,860)	(1,892)	(11,386)	(5,517)
Non-cash interest expense	1,050	855	2,939	2,470
Non-cash compensation	2,041	1,633	6,241	4,449
Natural disaster event expense, net of recovery	(1)	(44)	(16)	(114)
Principal amortization	(642)	(1,156)	(3,035)	(3,420)
Maintenance capital expenditures	(1,269)	(2,897)	(8,876)	(6,902)
Contractual tenant improvements	(704)	(2,060)	(1,379)	(2,672)
Unconsolidated real estate venture allocated share of above adjustments	11	(4)	56	(14)
Cash Available for Distribution (CAD)	$32,824	$29,300	$90,806	$89,743

Weighted average common shares outstanding - fully diluted basis	48,922,458	47,169,281	48,363,392	46,551,029

Unconsolidated Real Estate Venture (Unaudited, in thousands)

Balance Sheet Information	Balance Sheet	Easterly's Share(2)
	September 30, 2026	September 30, 2026

Real estate properties - net	$475,429	$251,977
Total assets	569,724	301,953
Total liabilities	15,477	8,203
Total preferred stockholders' equity	125	66
Total common stockholders' equity	554,122	293,684
Basis difference(1)	-	375
Total equity	$554,247	$294,059

(1) This amount represents the aggregate difference between the Company’s historical cost basis and basis reflected at the joint venture level.

(2) The Company owns 53.0% of the properties through the unconsolidated joint venture.

Unconsolidated Real Estate Venture (Cont.) (Unaudited, in thousands)

Income Statement Information	Three Months Ended	Easterly's Share(1)	Nine Months Ended	Easterly's Share(1)
	September 30, 2026	September 30, 2026	September 30, 2026	September 30, 2026
Revenues
Rental income	$12,709	$6,735	$38,063	$20,173
Other income	68	36	144	77
Total Revenues	$12,777	$6,771	$38,207	$20,250
Operating expenses
Property operating	2,996	1,588	8,688	4,606
Real estate taxes	1,741	923	5,118	2,714
Depreciation and amortization	3,961	2,099	12,633	6,696
Asset management fees	618	328	1,807	959
Corporate general and administrative	63	33	327	173
Total expenses	$9,379	$4,971	$28,573	$15,148
Other expenses
Interest expense	(41)	(22)	(123)	(66)
Net income	$3,357	$1,778	$9,511	$5,036

Depreciation and amortization	3,961	2,099	12,633	6,696
Interest expense	41	22	123	66
Tax expense	19	10	96	51
EBITDA	$7,378	$3,909	$22,363	$11,849

Net income	$3,357	$1,778	$9,511	$5,036
Depreciation of real estate assets	3,932	2,084	12,543	6,647
FFO	$7,289	$3,862	$22,054	$11,683
Adjustments to FFO:
Depreciation of non-real estate assets	31	17	93	50
Core FFO	$7,320	$3,879	$22,147	$11,733
Adjustments to Core FFO:
Straight-line rent and other non-cash adjustments	329	174	421	222
Non-cash interest expense	41	22	123	66
Maintenance capital expenditures	(349)	(185)	(439)	(232)
Cash Available for Distribution (CAD)	$7,341	$3,890	$22,252	$11,789

(1) The Company owns 53.0% of the properties through the unconsolidated joint venture.

Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	September 30, 2026 Interest Rate	September 30, 2026 Balance(1)	September 30, 2026 Percent of Total Indebtedness
Unsecured debt
2024 Revolving Credit facility	3-Jun-28(2)	S + 135 bps(3)	$16,050	1.0%
2016 Term Loan facility	28-Jan-28(4)	5.21%(5)	100,000	5.9%
2018 Term Loan facility	21-Aug-28(6)	4.99%(7)	200,000	11.9%
2026 Term Loan facility	25-Jun-31	S + 130 bps	200,000	11.9%
2017 Series A Senior Notes	25-May-27	4.05%	95,000	5.6%
2017 Series B Senior Notes	25-May-29	4.15%	50,000	3.0%
2017 Series C Senior Notes	25-May-32	4.30%	30,000	1.8%
2019 Series A Senior Notes	12-Sep-29	3.73%	85,000	5.0%
2019 Series B Senior Notes	12-Sep-31	3.83%	100,000	5.9%
2019 Series C Senior Notes	12-Sep-34	3.98%	90,000	5.3%
2021 Series A Senior Notes	14-Oct-28	2.62%	50,000	3.0%
2021 Series B Senior Notes	14-Oct-30	2.89%	200,000	11.9%
2024 Series A Senior Notes	28-May-33	6.56%	150,000	8.9%
2024 Series B Senior Notes	13-Aug-33	6.56%	50,000	3.0%
2025 Series A Senior Notes	20-Mar-30	6.13%	25,000	1.5%
2025 Series B Senior Notes	20-Mar-32	6.33%(8)	100,000	5.9%
Total unsecured debt	4.0 years(9)	4.69%	$1,541,050	91.5%
	(wtd-avg maturity)	(wtd-avg rate)

Secured mortgage debt
ICE - Charleston	15-Jan-27	4.21%	7,697	0.5%
VA - Loma Linda	6-Jul-27	3.59%	127,500	7.6%
CBP - Savannah	10-Jul-33	3.40%	7,100	0.4%
Total secured mortgage debt	1.0 years	3.61%	$142,297	8.5%
	(wtd-avg maturity)	(wtd-avg rate)

(1) Excludes unamortized premiums / discounts and deferred financing fees.

(2) 2024 revolving credit facility has two six-month as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(3) At September 30, 2026, the USD SOFR with a five day lookback ("SOFR" or "S") was 3.87%. The spread over the applicable rate for our 2024 revolving credit facility is based on the Company's current consolidated leverage ratio.

(4) 2016 term loan facility has two one-year as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(5) Calculated based on three interest rate swaps with a total notional value of $100.0 million, which effectively fixes the interest rate at 5.21% annually based on the Company’s current consolidated leverage ratio. The interest rate swaps mature on December 23, 2027, which is not coterminous with the maturity date of the 2016 term loan facility.

(6) 2018 term loan facility has two one-year as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(7) Calculated based on three interest rate swaps with an aggregate notional value of $200.0 million, which effectively fixes the interest rate at 4.99% annually based on the Company’s current consolidated leverage ratio. One of the interest rate swaps matures on April 1, 2028 and the other two interest rate swaps mature on July 1, 2028, none of which are coterminous with the maturity date of the 2018 term loan facility.

(8) We entered into two $50.0 million treasury lock agreements to fix the Treasury rate of our 2025 series B senior notes.

(9) Assuming the as-of-right extension options are exercised on our 2024 revolving credit facility, 2016 term loan facility and 2018 term loan facility, the weighted-average maturity of our unsecured debt is 4.4 years.

Debt Schedules (Cont.) (Unaudited, in thousands)

Debt Statistics	September 30, 2026		September 30, 2026
Variable rate debt - unhedged	$216,050	% Variable rate debt - unhedged	12.8%
Fixed rate debt	1,467,297	% Fixed rate debt(3)	87.2%
Total Debt(1)	$1,683,347
Less: cash and cash equivalents	(5,859)	Weighted average maturity	3.8 years
Less: property acquisition closing escrow, net of deposit	(750)	Weighted average interest rate	4.6%
Net Debt	$1,676,738
Less: Adjustment for development(2)	(65,373)
Adjusted Net Debt	$1,611,365

(1) Excludes unamortized premiums / discounts and deferred financing fees.

(2) See definition of Adjusted Net Debt on Page 4.

(3) Includes the Company's secured mortgage debt and 2016 and 2018 term loan facilities, which are effectively swapped to fixed interest rates. Note the associated swaps are not coterminous with maturity dates of the respective term loan facilities. See Page 16 for further detail.

Debt Maturities (Unaudited, in thousands)

	Secured Debt		Unsecured Debt
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Weighted Average Interest Rate of Scheduled Maturities
2026	$650	$-	$-	$650	0.0%	0.00%
2027	1,093	134,640	95,000	230,733	13.7%	3.80%
2028	983	-	366,050	367,033	21.8%	4.74%
2029	1,016	-	135,000	136,016	8.1%	3.89%
2030	1,049	-	225,000	226,049	13.4%	3.25%
2031	1,081	-	300,000	301,081	17.9%	4.72%
2032	1,116	-	130,000	131,116	7.8%	5.86%
2033	669	-	200,000	200,669	11.9%	6.45%
2034	-	-	90,000	90,000	5.4%	3.98%
Total	$7,657	$134,640	$1,541,050	$1,683,347	100.0%

Leased Operating Property Overview (As of September 30, 2026, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties
VA - Loma Linda	Loma Linda, CA	Outpatient Clinic	2036	2016	327,614	$16,892,383	4.3%	$51.56
USCIS - Kansas City	Lee's Summit, MO	Office	2027 - 2042(1)	1969 / 1999	417,945	10,452,533	2.6%	25.01
JSC - Suffolk	Suffolk, VA	Specialized Facility	2028(2)	1993 / 2004	403,737	8,665,537	2.2%	21.46
Various GSA - Chicago	Des Plaines, IL	Office	2027	1971 / 1999	188,768	7,925,559	1.9%	41.99
FDA - Atlanta	Atlanta, GA	Laboratory	2045	2025	162,000	7,064,453	1.8%	43.61
IRS - Fresno	Fresno, CA	Office	2033	2003	180,481	7,043,219	1.8%	39.02
FBI - Salt Lake	Salt Lake City, UT	Specialized Facility	2032	2012	169,542	6,849,035	1.7%	40.40
Various GSA - Buffalo	Buffalo, NY	Office	2031 - 2039(2)	2004	251,236	6,784,857	1.7%	27.01
Various GSA - Portland	Portland, OR	Office	2027 - 2039(3)	2002	177,341	5,990,495	1.5%	33.78
VA - San Jose	San Jose, CA	Outpatient Clinic	2038	2018	90,085	5,812,834	1.5%	64.53
EPA - Lenexa	Lenexa, KS	Office	2027(2)	2007 / 2012	169,585	5,798,381	1.5%	34.19
FBI - Tampa	Tampa, FL	Specialized Facility	2040	2005	138,000	5,385,768	1.4%	39.03
PTO - Arlington	Arlington, VA	Specialized Facility	2035	2009	190,546	5,350,786	1.4%	28.08
FDA - Alameda	Alameda, CA	Laboratory	2039	2019	69,624	5,099,184	1.3%	73.24
FBI - San Antonio	San Antonio, TX	Specialized Facility	2045	2007	148,584	4,865,679	1.2%	32.75
FBI / DEA - El Paso	El Paso, TX	Specialized Facility	2028	1998 - 2005	203,683	4,825,010	1.2%	23.69
FEMA - Tracy	Tracy, CA	Warehouse	2038	2018	210,373	4,668,336	1.2%	22.19
TREAS - Parkersburg	Parkersburg, WV	Office	2041	2004 / 2006	182,500	4,440,650	1.1%	24.33
FBI - Mobile	Mobile, AL	Specialized Facility	2029(2)	2001	76,112	4,364,100	1.1%	57.34
FDA - Lenexa	Lenexa, KS	Laboratory	2040	2020	59,690	4,297,893	1.1%	72.00
ICE - Dallas	Irving, TX	Specialized Facility	2032 / 2040(4)	2000 / 2020	135,200	4,285,579	1.1%	31.70
FBI - Pittsburgh	Pittsburgh, PA	Specialized Facility	2027	2001	100,054	4,272,250	1.1%	42.70
VA - South Bend	Mishawaka, IN	Outpatient Clinic	2032	2017	86,363	4,260,909	1.1%	49.34
FBI - Knoxville	Knoxville, TN	Specialized Facility	2028	2010	99,130	4,253,329	1.1%	42.91
USCIS - Lincoln	Lincoln, NE	Office	2041	2005	137,671	4,220,772	1.1%	30.66
FBI - Omaha	Omaha, NE	Specialized Facility	2044	2009	112,196	4,011,855	1.0%	35.76
FBI - New Orleans	New Orleans, LA	Specialized Facility	2029(5)	1999 / 2006	137,679	3,923,663	1.0%	28.50
VA - Mobile	Mobile, AL	Outpatient Clinic	2033	2018	79,212	3,916,316	1.0%	49.44
FBI - Albany	Albany, NY	Specialized Facility	2036	1998	69,476	3,657,678	0.9%	52.65
DOT - Lakewood	Lakewood, CO	Office	2039	2004	116,046	3,622,432	0.9%	31.22
FBI - Birmingham	Birmingham, AL	Specialized Facility	2042	2005	96,278	3,621,989	0.9%	37.62
EPA - Kansas City	Kansas City, KS	Laboratory	2043	2003	55,833	3,604,587	0.9%	64.56
FBI - Little Rock	Little Rock, AR	Specialized Facility	2041	2001	102,377	3,512,528	0.9%	34.31
VA - Chico	Chico, CA	Outpatient Clinic	2034	2019	51,647	3,389,051	0.9%	65.62
FBI - Richmond	Richmond, VA	Specialized Facility	2041	2001	96,607	3,369,153	0.9%	34.87
USFS II - Albuquerque	Albuquerque, NM	Office	2031	2011	98,720	3,351,215	0.8%	33.95
ICE - Charleston	North Charleston, SC	Specialized Facility	2027	1994 / 2012	65,124	3,262,630	0.8%	50.10

Leased Operating Property Overview (Cont.) (As of September 30, 2026, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
DEA - Sterling	Sterling, VA	Laboratory	2038	2001	57,692	$3,238,759	0.8%	$56.14
JUD - Del Rio	Del Rio, TX	Federal Courthouse	2041	1992 / 2004	89,880	3,216,180	0.8%	35.78
USCIS - Tustin	Tustin, CA	Office	2034	1979 / 2019	66,818	3,198,547	0.8%	47.87
DEA - Vista	Vista, CA	Laboratory	2035	2002	52,293	3,175,630	0.8%	60.73
VA - Indianapolis	Brownsburg, IN	Outpatient Clinic	2041	2021	80,000	3,051,338	0.8%	38.14
VA - Orange	Orange, CT	Outpatient Clinic	2034	2019	56,330	2,961,653	0.7%	52.58
SSA - Charleston	Charleston, WV	Office	2029	1959 / 2000	110,000	2,912,001	0.7%	26.47
ICE - Albuquerque	Albuquerque, NM	Specialized Facility	2027	2011	71,100	2,886,242	0.7%	40.59
JUD - El Centro	El Centro, CA	Federal Courthouse	2034	2004	43,345	2,843,624	0.7%	65.60
DEA - Dallas Lab	Dallas, TX	Laboratory	2038	2001	49,723	2,840,432	0.7%	57.13
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,803,986	0.7%	66.01
DHS - Burlington	Williston, VT	Specialized Facility	2031(2)	2000	74,549	2,792,800	0.7%	37.46
DEA - Upper Marlboro	Upper Marlboro, MD	Laboratory	2037	2002	50,978	2,789,546	0.7%	54.72
DEA - Dallas	Dallas, TX	Specialized Facility	2041	2001	71,827	2,742,744	0.7%	38.19
NARA - Broomfield	Broomfield, CO	Warehouse	2032	2012	161,730	2,684,946	0.7%	16.60
JUD - Jackson	Jackson, TN	Federal Courthouse	2043	1998	75,043	2,680,097	0.7%	35.71
TREAS - Birmingham	Birmingham, AL	Office	2029	2014	83,676	2,647,284	0.7%	31.64
DHS - Atlanta	Atlanta, GA	Specialized Facility	2031 - 2038(6)	2008 / 2023	96,235	2,635,485	0.7%	27.39
USAO - Louisville	Louisville, KY	Specialized Facility	2031	2011	60,000	2,566,248	0.6%	42.77
JUD - Charleston	Charleston, SC	Federal Courthouse	2040	1999	52,339	2,491,927	0.6%	47.61
IRS - Ogden	Ogden, UT	Warehouse	2029(7)	1996	100,000	2,394,006	0.6%	23.94
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,337,990	0.6%	66.80
Various GSA - Cleveland	Brooklyn Heights, OH	Office	2028 - 2040(8)	1981 / 2021	61,384	2,267,525	0.6%	36.94
NWS - Kansas City	Kansas City, MO	Specialized Facility	2033(2)	1998 / 2020	94,378	2,180,189	0.6%	23.10
ICE - Orlando	Orlando, FL	Specialized Facility	2040	1996 / 2010	49,420	2,136,063	0.5%	43.22
DEA - Santa Ana	Santa Ana, CA	Specialized Facility	2029	2004	39,905	2,070,469	0.5%	51.88
GSA - Clarksburg	Clarksburg, WV	Office	2039(2)	1999	70,495	1,958,481	0.5%	27.78
JUD - Aberdeen	Aberdeen, MS	Federal Courthouse	2040	2005	45,194	1,948,573	0.5%	43.12
DEA - North Highlands	Sacramento, CA	Specialized Facility	2033	2002	37,975	1,907,525	0.5%	50.23
NPS - Omaha	Omaha, NE	Specialized Facility	2029	2004	62,772	1,899,374	0.5%	30.26
DEA - Riverside	Riverside, CA	Specialized Facility	2032	1997	34,354	1,889,093	0.5%	54.99
VA - Golden	Golden, CO	Warehouse	2036(2)	1996 / 2011	59,792	1,849,540	0.5%	30.93
JUD - Newport News	Newport News, VA	Federal Courthouse	2033	2008	35,005	1,692,492	0.4%	48.35
USCG - Martinsburg	Martinsburg, WV	Specialized Facility	2027	2007	59,547	1,652,084	0.4%	27.74
DEA - Birmingham	Birmingham, AL	Specialized Facility	2038	2005	35,616	1,632,111	0.4%	45.83
JUD - Council Bluffs	Council Bluffs, IA	Federal Courthouse	2041(7)	2021	28,900	1,430,087	0.4%	49.48
USAO - Springfield	Springfield, IL	Specialized Facility	2038	2002	43,600	1,408,680	0.4%	32.31

Leased Operating Property Overview (Cont.) (As of September 30, 2026, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
VA - Charleston	North Charleston, SC	Warehouse	2040	2020	97,718	$1,389,771	0.4%	$14.22
DEA - Albany	Albany, NY	Specialized Facility	2042	2004	31,976	1,198,254	0.3%	37.47
HSI - Orlando	Orlando, FL	Specialized Facility	2036	2006	27,840	1,123,185	0.3%	40.34
SSA - Dallas	Dallas, TX	Specialized Facility	2035	2005	27,200	1,083,262	0.3%	39.83
JUD - South Bend	South Bend, IN	Federal Courthouse	2027	1996 / 2011	30,119	837,437	0.2%	27.80
ICE - Louisville	Louisville, KY	Specialized Facility	2036	2011	17,420	782,609	0.2%	44.93
DEA - San Diego	San Diego, CA	Warehouse	2032	1999	16,100	569,961	0.1%	35.40
DEA - Bakersfield	Bakersfield, CA	Specialized Facility	2038	2000	9,800	502,549	0.1%	51.28
SSA - San Diego	San Diego, CA	Specialized Facility	2032	2003	10,059	458,846	0.1%	45.62

Subtotal					8,064,666	$294,872,253	74.6%	$36.56

Wholly Owned State and Local Government Leased Property
DC - Capitol Plaza	Washington, DC	Office	2027 - 2038(9)	2006	280,485	$17,593,797	4.4%	$62.73
Wake County III - Cary	Cary, NC	Office	2027 / 2034(10)	1997	113,722	3,508,330	0.9%	30.85
CA - Anaheim	Anaheim, CA	Office	2033 / 2034	1991 / 2020	95,273	3,364,379	0.9%	35.31
SVA - Glen Allen I	Glen Allen, VA	Office	2034(7)	1999	127,500	3,100,670	0.8%	24.32
Wake County II - Cary	Cary, NC	Office	2034(11)	1994	98,340	3,007,735	0.8%	30.59
NM - Albuquerque	Albuquerque, NM	Office	2036(7)	2006	81,423	2,342,930	0.6%	28.77
Wake County I - Cary	Cary, NC	Office	2034(11)	1991	75,401	2,226,569	0.5%	29.53
SVA - Glen Allen II	Glen Allen, VA	Office	2036(7)	1999	46,147	1,094,415	0.3%	23.72

Subtotal					918,291	$36,238,825	9.2%	$39.46

Leased Operating Property Overview (Cont.) (As of September 30, 2026, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot
Wholly Owned Privately Leased Property
York Space Systems - Greenwood Village	Greenwood Village, CO	Specialized Facility	2031(5)	1982 / 2020	138,125	$4,719,588	1.1%	$34.17
SVA - Glen Allen III	Glen Allen, VA	Office	2027 - 2031(12)	1999	124,066	2,975,104	0.8%	23.98
Northrop Grumman - Dayton	Beavercreek, OH	Specialized Facility	2029(7)	2012	99,246	2,588,312	0.7%	26.08
Northrop Grumman - Aurora	Aurora, CO	Specialized Facility	2032(7)	2002	104,136	2,368,386	0.6%	22.74
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse	2028(7)	2013	70,078	410,164	0.1%	5.85

Subtotal					535,651	$13,061,554	3.3%	$24.38

Wholly Owned Properties Total / Weighted Average					9,518,608	$344,172,632	87.1%	$36.16

U.S. Government Leased to Unconsolidated Real Estate Venture
VA - Phoenix(13)	Phoenix, AZ	Outpatient Clinic	2042	2022	257,294	$10,850,231	2.7%	$42.17
VA - San Antonio(13)	San Antonio, TX	Outpatient Clinic	2041	2021	226,148	9,271,825	2.3%	41.00
VA - Jacksonville(13)	Jacksonville, FL	Outpatient Clinic	2043	2023	193,100	7,731,086	2.0%	40.04
VA - Chattanooga(13)	Chattanooga, TN	Outpatient Clinic	2035	2020	94,566	4,310,316	1.1%	45.58
VA - Lubbock(13)(14)	Lubbock, TX	Outpatient Clinic	2040	2020	120,916	4,250,332	1.1%	35.15
VA - Marietta(13)	Marietta, GA	Outpatient Clinic	2041	2021	76,882	3,880,745	1.0%	50.48
VA - Birmingham(13)	Irondale, AL	Outpatient Clinic	2041	2021	77,128	3,212,594	0.8%	41.65
VA - Corpus Christi(13)	Corpus Christi, TX	Outpatient Clinic	2042	2022	69,276	2,994,311	0.8%	43.22
VA - Columbus(13)	Columbus, GA	Outpatient Clinic	2042	2022	67,793	2,981,857	0.8%	43.98
VA - Lenexa(13)	Lenexa, KS	Outpatient Clinic	2041	2021	31,062	1,347,188	0.3%	43.37
Subtotal					1,214,165	$50,830,485	12.9%	$41.86

Total / Weighted Average					10,732,773	$395,003,117	100.0%	$36.80

Total / Weighted Average at Easterly's Share					10,162,114	$371,112,789		$36.52

(1) 316,318 square feet leased to U.S. Citizenship and Immigration Services ("USCIS") will expire on February 19, 2042 and contains two five-year renewal options. 62,165 square feet leased to three private tenants will expire between 2027-2030 and each contains renewal options.

(2) Lease contains one five-year renewal option.

(3) 33,407 square feet leased to the U.S. Army Corps of Engineers ("ACOE") will expire on February 19, 2030 and contains one five-year renewal options. 21,646 square feet leased to the Federal Bureau of Investigation ("FBI") will expire on December 31, 2029 and contains one five-year renewal option. 13,188 square feet leased to five private tenants will expire between 2027-2036 and each contains renewal options. 4,846 square feet leased to the Department of Energy ("DOE") will expire on April 14, 2033 and contains one ten-year renewal option.

(4) 80,523 square feet leased to the U.S. Immigration and Customs Enforcement ("ICE") will expire on September 14, 2040. 29,074 square feet leased to a private tenant will expire on September 30, 2032 and contains one five-year renewal option. 25,603 square feet leased to a private tenant will expire on January 31, 2032 and contains one five-year renewal option.

(5) Lease contains one ten-year renewal option.

(6) 29,737 square feet leased to the U.S. Customs and Border Protection ("CBP") will expire on April 30, 2038. 17,373 square feet leased to a private tenant will expire on December 31, 2031 and contains two five-year renewal options. 49,125 square feet leased to the Transportation Security Administration ("TSA") will expire on December 14, 2038 and contains one five-year renewal option.

Leased Operating Property Overview (Cont.) (As of September 30, 2026, unaudited)

(7) Lease contains two five-year renewal options.

(8) 40,502 square feet leased to the U.S. Immigration and Customs Enforcement ("ICE") will expire on August 31, 2031. 11,402 square feet leased to a private tenant will expire on December 31, 2028 and contains two five-year renewal options. 9,480 square feet leased to the U.S. National Oceanic and Atmospheric Administration ("NOAA") will expire on September 13, 2040.

(9) 238,062 square feet leased to the District of Columbia Government will expire on February 28, 2038 and contains one five-year renewal option. 16,096 square feet leased to three private tenants will expire between 2027-2031 and each contains renewal options. 26,327 square feet leased to the Internal Revenue Service ("IRS") will expire on December 21, 2029.

(10) 75,864 square feet leased to Wake County Public School System will expire on June 30, 2034 and contains two eight-year renewal options. 37,858 square feet leased to a private tenant will expire on December 31, 2027 and contains one five-year renewal option.

(11) Lease contains two eight-year renewal options.

(12) 124,066 square feet leased to three private tenants will expire between 2027-2031 and each contains renewal options.

(13) The Company owns 53.0% of the property through an unconsolidated joint venture.

(14) Asset is subject to a ground lease where the unconsolidated joint venture is the lessee.

Tenants (As of September 30, 2026, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Department of Veterans Affairs ("VA")	12.7	2,254,170	20.9%	$97,730,484	24.8%
Federal Bureau of Investigation ("FBI")	9.4	1,498,607	13.9%	55,843,740	14.1%
Drug Enforcement Administration ("DEA")	9.0	607,290	5.6%	29,304,066	7.4%
Judiciary of the U.S. ("JUD")	12.4	399,825	3.6%	17,140,417	4.3%
Food and Drug Administration ("FDA")	16.6	291,314	2.6%	16,461,530	4.2%
Immigration and Customs Enforcement ("ICE")	6.6	388,386	3.6%	15,509,915	3.9%
U.S. Citizenship and Immigration Services ("USCIS")	14.3	520,807	4.9%	15,505,703	3.9%
Internal Revenue Service ("IRS")	5.3	359,661	3.4%	12,108,892	3.1%
Environmental Protection Agency ("EPA")	4.9	225,418	2.1%	9,402,968	2.4%
U.S. Joint Staff Command ("JSC")	1.7	403,737	3.8%	8,665,537	2.2%
Federal Aviation Administration ("FAA")	0.8	188,768	1.8%	7,925,559	2.0%
Bureau of the Fiscal Service ("BFS")	10.9	266,176	2.5%	7,087,934	1.8%
Social Security Administration ("SSA")	6.3	192,185	1.8%	5,702,199	1.4%
Patent and Trademark Office ("PTO")	8.3	190,546	1.8%	5,350,786	1.4%
Federal Emergency Management Agency ("FEMA")	12.0	210,373	2.0%	4,668,336	1.2%
U.S. Attorney Office ("USAO")	8.2	110,776	1.0%	4,174,294	1.1%
Department of Transportation ("DOT")	12.7	116,046	1.1%	3,622,432	0.9%
U.S. Forest Service ("USFS")	4.8	98,720	0.9%	3,351,215	0.8%
Customs and Border Protection ("CBP")	8.9	64,737	0.6%	3,286,192	0.8%
National Archives and Records Administration ("NARA")	5.6	161,730	1.5%	2,684,946	0.7%
National Weather Service ("NWS")	7.2	94,378	0.9%	2,180,189	0.6%
National Park Service ("NPS")	2.7	62,772	0.6%	1,899,374	0.5%
U.S. Department of Agriculture ("USDA")	1.3	60,257	0.6%	1,891,647	0.5%
U.S. Coast Guard ("USCG")	1.2	59,547	0.6%	1,652,084	0.4%
National Oceanic and Atmospheric Administration ("NOAA")	4.9	33,403	0.3%	1,417,817	0.4%
Transportation Security Administration ("TSA")	7.2	49,125	0.5%	1,180,378	0.3%
Homeland Security Investigations ("HSI")	9.5	27,840	0.3%	1,123,185	0.3%
Small Business Administration ("SBA")	12.8	44,969	0.4%	1,057,499	0.3%
U.S. Army Corps of Engineers ("ACOE")	3.4	33,407	0.3%	972,324	0.2%
General Services Administration - Other	7.6	33,365	0.3%	843,482	0.2%
Bureau of Alcohol, Tobacco, Firearms and Explosives ("ATF")	6.4	23,775	0.2%	821,816	0.2%

Tenants (Cont.) (As of September 30, 2026, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government (Cont.)
Department of Energy ("DOE")	6.5	4,846	0.0%	$277,782	0.1%
Federal Energy Regulatory Commission ("FERC")	12.9	6,214	0.1%	237,482	0.1%
U.S. Probation Office ("USPO")	12.3	6,621	0.1%	183,957	0.0%
U.S. Marshals Service ("USMS")	0.3	1,054	0.0%	48,789	0.0%
Department of Labor ("DOL")	12.3	574	0.0%	15,954	0.0%

Subtotal	9.6	9,091,419	84.6%	$341,330,904	86.5%

State and Local Government
District of Columbia Government	11.4	238,062	2.2%	$15,139,998	3.8%
Wake County Public Schools	7.8	249,605	2.3%	7,602,320	1.9%
Commonwealth of Virginia	8.3	173,647	1.6%	4,195,085	1.1%
State of New Mexico Health Care Authority	10.3	81,423	0.8%	2,342,930	0.6%
State of California Employee Development Department	7.4	65,133	0.6%	2,296,631	0.6%
State of California Department of Industrial Relations	7.1	30,140	0.3%	1,067,748	0.3%
New York State Court of Claims	10.0	14,274	0.1%	447,550	0.1%

Subtotal	9.1	852,284	7.9%	$33,092,262	8.4%

Private Tenants
Northrop Grumman Systems Corporation	4.2	203,382	1.9%	$4,956,698	1.3%
York Space Systems	5.3	138,125	1.3%	4,719,588	1.2%
Other Private Tenants	3.5	67,127	0.6%	2,108,475	0.5%
ChemTreat	5.3	94,456	0.9%	1,991,327	0.5%
Caremark, L.L.C	3.8	41,462	0.4%	1,371,946	0.3%
Jacobs Engineering Group, Inc.	1.3	37,858	0.4%	1,140,314	0.3%
Intercontinental Exchange	3.3	27,488	0.3%	926,356	0.2%
Pate Rehabilitation Endeavors, LLC	5.3	25,603	0.2%	862,947	0.2%
HUB International Midwest Limited	6.0	29,074	0.3%	844,637	0.2%
Saint Luke's Health System, Inc.	1.3	32,043	0.3%	777,439	0.2%
University of Central Missouri	5.7	22,374	0.2%	470,060	0.1%
Lummus Corporation	1.8	70,078	0.7%	410,164	0.1%

Subtotal	4.1	789,070	7.5%	$20,579,951	5.1%

Total / Weighted Average	9.2	10,732,773	100.0%	$395,003,117	100.0%

(1) Weighted based on leased square feet.

Lease Expirations (As of September 30, 2026, unaudited)

Year of Lease Expiration (1)	Number of Leases Expiring	Leased Square Footage Expiring	Percentage of Total Leased Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2027	13	761,371	7.1%	$28,847,107	7.3%	$37.89
2028	12	905,036	8.4%	22,352,713	5.7%	24.70
2029	10	757,363	7.1%	24,946,345	6.3%	32.94
2030	6	95,888	0.9%	2,789,150	0.7%	29.09
2031	9	544,416	5.1%	18,460,375	4.7%	33.91
2032	11	712,188	6.6%	22,470,883	5.7%	31.55
2033	10	571,247	5.3%	22,486,479	5.7%	39.36
2034	12	639,124	6.0%	24,635,426	6.2%	38.55
2035	6	429,138	4.0%	17,183,471	4.4%	40.04
Thereafter	59	5,317,002	49.5%	210,831,168	53.3%	39.65
Total / Weighted Average	148	10,732,773	100.0%	$395,003,117	100.0%	$36.80

(1) The year of lease expiration is pursuant to current contract terms. Some U.S. government tenants have the right to vacate their space during a specified period, or "soft term," before the stated terms of their leases expire. As of September 30, 2026, six U.S. government tenants occupying approximately 2.3% of our leased square feet and contributing approximately 2.3% of our annualized lease income are currently operating under lease provisions that allow them to exercise their right to terminate their lease before the stated term of their respective lease expires.

Lease Expirations (As of September 30, 2026, unaudited)

Summary of Re/Development Projects (As of September 30, 2026, unaudited, in thousands, except square feet)

Projects Under Construction (1)
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Cost to Date	Anticipated Lump-Sum Reimbursement (2)	Anticipated Completion Date	Anticipated Lease Commencement
FL - Fort Myers (3)	Fort Myers, FL	Laboratory	64,000	25-Year	$49,166	$-	4Q 2026	4Q 2026
JUD - Flagstaff	Flagstaff, AZ	Courthouse	50,777	20-Year	52,221	33,034	1Q 2027	1Q 2027
JUD - Medford	Medford, OR	Courthouse	40,035	20-Year	17,455	20,290	1H 2028	1H 2028
Total			154,812		$118,842	$53,324

Projects Previously Completed with Outstanding Lump-Sum Reimbursements
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Outstanding Lump-Sum Reimbursement (2)	Completion Date	Lease Commencement
FDA - Atlanta (4)	Atlanta, GA	Laboratory	162,000	20-Year	$1,181	4Q 2025	4Q 2025

(1) Includes properties under construction for which design is complete.

(2) Includes reimbursement of lump-sum tenant improvement costs and development fees.

(3) In October 2026, all significant construction activities were completed at the FL - Fort Myers laboratory.

(4) Total lump sum reimbursements received for the project as of September 30, 2026 are $153.4 million.